 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     June 4, 2010

FLINT TELECOM GROUP, INC.
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(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 500 Overland Park, KS 66210
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(Address of Principal Executive Offices)   (Zip Code)

(561) 962 – 0230
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(Registrant’s Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of June 4, 2010, Flint executed a settlement agreement with John Lavery (JL) whereby JL has agreed to, among other things, refinance his debt such that $194,000 is due and payable in monthly installment payments of $48,500 each over a period of 4 months commencing September 30, 2010, and JL agreed to amend the interest and payment terms on his $540,000 convertible promissory note, as follows: (a) the Maturity Date shall be extended to July 31, 2012;  (b) Accrued interest from the date of this Agreement to December 31, 2010, equal to a total of $73,375, will be paid in five equal monthly instalment payments of $14,675 over a period of five (5) months commencing on or before August 31, 2010 and ending on December 31, 2010.  Thereafter, Flint shall pay JL all accrued but unpaid interest on the last day of each calendar month commencing the month of January 2011; and (c) Flint shall pay to JL beginning on January 31, 2011 and on the last day of each month thereafter, one eighteenth (1/18th) of the face value of the Note with a final payment on the unpaid or unconverted remaining Principal Amount on July 31, 2012.

Effective as of June 8, 2010, Flint executed an amendment to the $2,000,000 promissory note issued from Flint to Thermo Credit, LLC (Thermo), whereby Thermo has agreed to a forbearance of principal payments, with the next principal payment of $100,000 due on or before August 31, 2010, and an extension of the Maturity Date to March 31, 2012. Principal payments shall then be due in equal installments of $100,000 per month from August 31, 2010 until the note is paid in full. Additionally, two one-time commitment fees of $20,000 each shall be paid on August 31, 2010, and an additional waiver/forbearance fee of $20,000 shall be paid on or before the one year anniversary of the execution of the Amendment, or June 8, 2011.

The foregoing description of these settlements are qualified in their entirety by reference to the full text of the Settlement Agreement with Lavery and Amendment to the Note issued to Thermo, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 1.01 above is incorporated herein by reference as it relates to Flint’s obligation to pay a total of $734,000 plus accrued interest to John Lavery and $2,000,000 plus accrued interest to ThermoCredit.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired. Not Applicable.

(b) Pro Forma Financial Information. Not applicable.

(c)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
10.1	Settlement Agreement by and among Flint Telecom Group, Inc. and John Lavery dated June 4, 2010.
10.2	First Amendment to $2,000,000 Note issued to Thermo Credit, LLC.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: June 10, 2010	Vincent Browne,
Chief Executive Officer